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                                                                   EXHIBIT 10.24

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is entered into effective as of May 31, 2000 by and between eRoomSystem Technologies, Inc., a Nevada corporation (the "Corporation"), and John J. Prehn ("Indemnitee"), based on the following premises.

                                    PREMISES

         A. The articles of incorporation of the Corporation (the "Articles") and the bylaws (the "Bylaws") provide for indemnification of the Corporation's directors and officers in accordance with Chapter 78 of the Nevada Revised Statutes (the "Statute").

         B. The Articles, Bylaws, and the Statute contemplate that contracts and other arrangements may be entered into with respect to indemnification of officers and directors.

         C. It is reasonable, prudent, and necessary for the Corporation to obligate itself contractually to indemnify Indemnitee so that he will to serve as a director of the Corporation and will be able to service the Corporation free from undue concern that he will not be adequately protected.

         D. Indemnitee is willing to serve the Corporation on condition that he is indemnified on the terms and conditions of this Agreement.

         E. The directors of the Corporation have duly approved this Agreement and the indemnification provided herein with the express recognition that the indemnification arrangements provided herein exceed that which the Corporation would be required to provide pursuant to Section 78.751 of the Statute.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

         1.  DEFINITIONS.  As used in this Agreement.

             a. The term "Proceeding" shall include any threatened, pending, or completed action, suit, or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative, or investigative nature, in which Indemnitee was, is, or will be involved as a party, as a witness, or otherwise, by reason of the fact that Indemnitee is or was a director, officer, agent, or advisor of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as a director, officer, agent, or advisor of the Corporation, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, employee, agent, or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise, in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this

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         Agreement: PROVIDED, that any such action which is brought by
         Indemnitee to enforce his rights under this Agreement shall not be a Proceeding without prior approval of a majority of the board of directors of the Corporation.

             b. The term "Expenses" shall include, without limitation, any judgments, fines, and penalties against Indemnitee in connection with a Proceeding; amounts paid by Indemnitee in settlement of a Proceeding; and all attorneys' fees and disbursements, accountants' fees and disbursements, private investigation fees and disbursements, retainers, court costs, transcript costs, fees of experts, fees and expenses of witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses reasonably incurred by or for Indemnitee in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding or establishing Indemnitee's right or entitlement to indemnification for any of the foregoing.

             c. Reference to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee, agent, or advisor with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" as referred to in this Agreement.

             d. The term "substantiating documentation" shall mean copies of bills or invoices for costs incurred by or for Indemnitee, or copies or court or agency orders or decrees or settlement agreements, as the case may be, accompanied by a sworn statement from Indemnitee that such bills, invoices, court or agency orders or decrees or settlement agreements, represent costs or liabilities meeting the definition of "Expenses" herein.

             e. The term "he" and "his" have been used for convenience and mean "she" and "her" if Indemnitee is female.

          2. INDEMNITY OF DIRECTOR. The Corporation hereby agrees to hold harmless and indemnify Indemnitee against any and all Expenses incurred by reason of the fact that Indemnitee is or was a director, officer, agent, or advisor of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise, but only if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any Proceeding by judgment, order of the court, settlement, conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal proceeding, shall not create a presumption that such person believed that his conduct was unlawful. The indemnification provided herein shall be applicable whether or not negligence or gross negligence of the

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Indemnitee is alleged or proven. Notwithstanding the foregoing, in the case of any Proceeding brought by or in the right of the Corporation, Indemnitee shall not be entitled to indemnification for any claim, issue or matter as to which Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that, the court in which the Proceeding was brought or another court of competent jurisdiction determines, on application, that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

          3. CHOICE OF COUNSEL. Indemnitee shall be entitled to employ, and be reimbursed for the fees and disbursements of, counsel separate from that chosen by any other person or persons whom the Corporation is obligated to indemnify with respect to the same or any related or similar Proceeding.

          4. ADVANCES OF EXPENSES. Expenses (other than judgments, penalties, fines, and settlements) incurred by Indemnitee shall be paid by the Corporation, in advance of the final disposition of the Proceeding, within 10 days after receipt of Indemnitee's written request accompanied by substantiating documentation and Indemnitee's unsecured undertaking to repay such amount to the extent it is ultimately determined and Indemnitee is not entitled to indemnification.

          5. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification under this Agreement, other than pursuant to Section 4 hereof, shall be made no later than 45 days after receipt by the Corporation of the written request of Indemnitee, accompanied by substantiating documentation, unless a determination is made within said 45-day period by (a) the board of directors by a majority vote of a quorum consisting of directors who are not or were not parties to such Proceeding, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable), that Indemnitee has not met the relevant standards for indemnification set forth in Section 2 hereof.

          The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its board of directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation (including its board of directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

          6. UNDERTAKING BY INDEMNITEE. Indemnitee hereby undertakes to repay to the Corporation any advances of Expenses pursuant to this Agreement to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

          7. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles or Bylaws, the Statute, any policy or

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policies of directors' and officers' liability insurance, any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, Indemnitee shall reimburse the Corporation for amounts paid to him under this Agreement in an amount equal to any payments received pursuant to such other rights to the extent such payments duplicate any payments received pursuant to this Agreement.

          8. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, agent, or advisor of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee, agent, or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible Proceeding.

          9. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of Expenses, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

          10. SETTLEMENT OF CLAIMS. The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Corporation's written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee's rights under this Agreement without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its or his consent to any proposed settlement. The Corporation shall not be liable to indemnify Indemnitee under this Agreement with regard to any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

          11. ENFORCEMENT.

             a. The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Indemnitee to serve as a director or officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing as a director or officer.

             b. In the event Indemnitee is required to bring any action or other proceeding to enforce rights or to collect monies due under this Agreement and is successful in such action, the Corporation shall reimburse Indemnitee for all of the Indemnitee's Expenses in bringing and pursuing such action.

         12. GOVERNING LAW; BINDING EFFECT; AMENDMENT AND TERMINATION.

             a. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Nevada.

             b. This Agreement shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives, and assigns, and to the benefit of the Corporation, its successors and assigns.

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             c.  No amendment, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by the Corporation and Indemnitee.

         13. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable,

             a. the validity, legality, and enforceability of the remaining provisions of this Agreement shall not be in any way affected or impaired thereby; and

             b. to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

         Each section of this Agreement is a separate and independent portion of this Agreement. If the indemnification to which Indemnitee is entitled as respects any aspect of any claim varies between two or more sections of this Agreement, that section providing the most comprehensive indemnification shall apply.

         14. NOTICE. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight express delivery:

         If to the Corporation, to:           eRoomSystem Technologies, Inc.
                                              3770 Howard Hughes Parkway
                                              Suite 175
                                              Las Vegas, NV 89109
                                              Attn: General Counsel
                                              Telecopy No.:  (702) 792-2403

         If to the Indemnitee, to:            John J. Prehn
                                              412 E. ParkCenter Blvd.
                                              Suite 300
                                              Boise, ID  83706


or such other addresses and facsimile numbers as shall be furnished by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, five business days after the date so mailed, or one day after the date so sent by overnight delivery.

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         IN WITNESS WHEREOF, the parties hereto have executive this Agreement as of the day and year first written above.

                   Corporation:
                                   eRoomSystem Technologies, Inc.

                                   By: /s/ GREGORY L. HRNCIR
                                       -----------------------------------------
                                       Gregory L. Hrncir
                                       Secretary


                   Indemnitee:         /s/ JOHN J. PREHN
                                       -----------------------------------------
                                       John J. Prehn

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